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                                                                    EXHIBIT 23.3

                                       41st Floor, One Exchange Square
                                       8 Connaught Place, Central
                                       Hong Kong
                                       Tel: (852) 2522-7886 Fax: (852) 2522-7006
                                       www.lw.com
[LETTERHEAD OF
LATHAM & WATKINS LLP]
                                       FIRM/AFFILIATE OFFICES
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                                                                Washington, D.C.

April 20, 2005

China Techfaith Wireless
     Communication Technology Limited
3/F M8 West, No. 1
Jiu Xian Qiao East Road
Chao Yang District
Beijing 100016
People's Republic of China

Ladies and Gentlemen:

         We hereby consent to the use of our name under the captions "Taxation" and "Legal Matters" in the prospectus included in the registration statement on Form F-1, originally filed by China Techfaith Wireless Communication Technology Limited on April 7, 2005, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

                                         Sincerely yours,

                                     /s/ Latham & Watkins LLP



Resident partners: Joseph A. Bevash (US), Sabrina Y. T. Maguire (US), John A. Otoshi (US), Mitchell D. Stocks (US), David Zhang (US)